UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 2, 2025

Scorpius Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

627 Davis Drive, Suite 300

Morrisville, North Carolina 27560

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0002 par value per share	SCPX	NYSE American LLC
Common Stock Purchase Rights		NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 2, 2025, Scorpius Holdings, Inc. (the “Company”) issued a second amended and restated 1% convertible promissory note in the principal amount of $2,250,000 (the “Second Restated Note”) to Elusys Holdings Inc., a Delaware corporation, which is a company controlled by the Company’s Chairman, Chief Executive Officer and President, Jeffrey Wolf. The Second Restated Note amends and restates in its entirety the amended and restated 1% convertible promissory note, issued by the Company on May 1, 2024 to Elusys Holdings Inc. in the principal amount of $2,250,000.

The Second Restated Note extends the maturity date of the note from September 1, 2025 to March 1, 2026.

The foregoing description of the Second Restated Note is qualified in its entirety by reference to the full text of the Second Restated Note, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein in its entirety by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Second Restated Note and the shares of common stock that may be issued under the Second Restated Note are being offered and sold in a transaction exempt from registration under the Securities Act in reliance on Section 3(a)(9) thereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit Number	Description
4.1	Second Amended and Restated 1% Convertible Promissory Note, dated December 2, 2025, in the principal amount of $2,250,000
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2025	SCORPIUS HOLDINGS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer